Exhibit 10.18

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages
1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
ET AL	SEE BLK 16C

6. ISSUED BY	CODE	S4404A	7. ADMINISTRED BY (if other thanItem 6)	CODE

DCMA SAN ANTONIO
615 E. HOUSTON ST, P.O. BOX 1040
SAN ANTONIO TX 78294-1040
DCMAW - GEOD/D. FERNANDEZ/(210) 470-4658 x150

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Company Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SEE PAGE 2

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	SEE PAGE 2

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

1.	In accordance with the attached novation agreement, the following changes are incorporated:
a.	The contractor’s name in block #8 is changed as follows

FROM: The Wornick Company TO: The Wornick Company Right Away Division L.P.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

DIANE FERNANDEZ
Administrative Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ Diane Fernandez	14/10/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	ET AL	2

b. The change in paragraph “a” applies to the following contracts:

CONTRACT NUMBER	CONTRACT DATE	MODIFICATION NUMBER	ADMINISTRATION OFFICE

SPO300—00—D—Z106	9 FEB 00	A00008	S4404A
SP0 300—00—D—Z106—0008	11 JAN 02	1E	S4404A
SP0 300—00—D—Z106—0010	26 SEPT 02	1B	S4404A
SP0 300—00—D—Z106—0012	10 OCT 02	1A	S4404A
SP0 300—00—D—Z106—0013	19 NOV 02	1A	S4404A
SP0 300—00—D—Z106—0015	13 JAN 03	1B	S4404A
SP0 300—00—D—Z106—0017	27 FEB 03	1A	S4404A

SP0103—02—D—0002	1 NOV 01	A00001	S4404A
SP0103—02—D—0002—0001	11 JAN 02	1A	S4404A

SPM300—03—D—Z107	1 MAY 04	A00001	S4404A
SPM300—03—D—Z107—0005	1 MAY 04	1D	S4404A
SPM300—03—D—Z107—0006	1 MAY 04	1A	S4404A
SPM300—03—D—Z107—0007	1 MAY 04	1A	S4404A
SPM300—03—D—Z107—0008	1 SEP 04	1A	S4404A

SP0300—03—D—Z107—0001	31 MAR 03	1C	S4404A
SP0300—03—D—Z107—0002	11 SEP 03	1A	S4404A
SP0300—03—D—Z107—0003	24 SEP 03	1A	S4404A
SP0300—03—D—Z107—0004	18 DEC 03	1A	S4404A
SP0300—03—D—Z107—0005	19 DEC 03	1C	S4404A

SPM300—03—D—Z137	1 MAY 04	A00001	S4404A
SPM300—03—D—Z137—0004	1 MAY 04	1A	S4404A
SPM300—03—D—Z137—0005	1 MAY 04	1A	S4404A
SPM300—03—D—Z137—0006	24 SEP 04	1A	S4404A

SPM300—99—D—Z206	22 JUL 99	A00001	SP0300
SPM300—02—D—Z203	1 MAY 04	A00001	SP0300
SPM300—04—D—Z120	1 MAY 04	A00001	SP0300
SPM300—04—D—Z200	1 MAY 04	A00001	SP0300

c.             The contractor’s alternate check remittance address and cage code remain the same.

NSN 7540-01 -1 52-8-67	36-109	STANDARD FORM 36 (REV. 10-B3)